American Beacon Sound Point Floating Rate Income Fund

Supplement dated May 11, 2020

to the

Prospectus and Summary Prospectus, each dated December 27, 2019,

each as have been previously amended or supplemented

Effective immediately, Brian McHugh will be added as a Portfolio Manager for the American Beacon Sound Point Floating Rate Income Fund. Accordingly, effective immediately, the following changes are made to the Prospectus and Summary Prospectus, as applicable:

I.	On page 6, the table under the heading “Fund Summary - American Beacon Sound Point Floating Rate Income Fund - Portfolio Managers” is deleted and replaced with the following:

Sound Point	Stephen Ketchum* Managing Partner and Principal Owner Since Fund Inception (2012)	Rick Richert* Portfolio Manager Since Fund Inception (2012)
* Includes Predecessor Fund.	Joe Xu Portfolio Manager and Senior Credit Analyst Since 2019	Brian McHugh Portfolio Manager Since 2020

II.	On page 14, under the heading “Fund Management - The Sub-Advisor - Sound Point Capital Management, LP”, the following is added following the paragraph relating to Jo Xu:

Brian McHugh is a Portfolio Manager at Sound Point. Mr. McHugh joined Sound Point in 2018. He currently serves as Portfolio Manager on the firm’s U.S. Floating Rate Fund Investment Committee, Risk Committee and CLO Risk Committee.

Prior to joining Sound Point, Mr. McHugh spent 12 years at Halcyon Capital Management, where he managed over $5 billion in CLO portfolios and focused primarily on investments in the Healthcare sector. Prior to Halcyon, Mr. McHugh spent approximately 7 years at Prudential Financial, where he was a Credit Analyst. Mr. McHugh earned a B.S. in Finance from the University of Delaware

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